                         CREDIT AND SECURITY AGREEMENT



     AGREEMENT made this 14 day of March, 1995, Technical Publishing Solutions, Inc., a Minnesota corporation (herein called "Borrower"), for the benefit of Diversified Business Credit, Inc., a Minnesota corporation (herein, with its participants, successors and assigns, called "Lender").


                                    RECITALS

     Borrower has requested that Lender make loans to Borrower from time to time at Lender's sole discretion and, in connection therewith, has executed and delivered for Lender's benefit the following security documents (herein called the "Security Documents"):

     1.   UCC Financing Statements

     2. Various ancillary and supplemental agreements and documents executed and delivered in connection with the foregoing.

This Agreement sets forth certain additional obligations undertaken by Borrower to induce Lender to make such loans.

     ACCORDINGLY, to induce Lender to make one or more loans to Borrower, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby represents, warrants and agrees for the benefit of Lender that:

     1. THE LOANS. Lender shall not be obligated to make any loans to Borrower. All loans which Lender may determine to make under this Agreement shall be repayable on demand. Borrower will comply with the following procedure in requesting loans from Lender:

          (a) Borrower will request loans from Lender in such manner as Lender may from time to time prescribe.

          (b) Lender may make loans in any amount and in any manner requested orally or in writing (i) by any officer of Borrower; or (ii) by any person designated as Borrower's agent by any officer of Borrower in a writing delivered to Lender; or (iii) by any person reasonably believed by Lender to be an officer of Borrower or such a designated agent. Except as otherwise instructed in writing by such officer, agent or person, Lender may disburse loan proceeds by deposit with any bank to or for the account of Borrower or to or for the account of any third party designated by such officer, agent or person, or by an instrument payable to Borrower or to any such third party, or in any other manner deemed appropriate by Lender. All principal of and interest on loans made by Lender shall be repayable at the offices of Lender in Minneapolis, Minnesota, unless Lender designates a different place of payment by written notice to Borrower.

          (c) Lender may make loans on the basis of Collateral available hereunder and under the Security Documents or any other basis deemed appropriate by Lender from time to time. Lender may change from time to time, at its sole discretion and without notice to Borrower, the standards, criteria and formulae used by Lender in determining the type and amount of Collateral eligible for advance. In any event, subject to change at Lender's discretion, Borrower shall not request loans on the basis of the following Collateral:

                (1) Accounts receivable which are (i) disputed or subject to claims or setoffs; or (ii) progress billings; or (iii) owed by an account debtor not located in the United States or Canada and not secured by a bank letter of credit satisfactory to

           Lender in its sole discretion; or (iv) owed by an account debtor which is the subject of any bankruptcy or insolvency proceeding or is insolvent or has made an assignment for the benefit of creditors or has failed or suspended or gone out of business.

                (2) Collateral which is not as warranted herein or in the Security Documents.

                (3) Collateral which Lender, in its discretion, has declared ineligible collateral by written notice to Borrower.

                (4) Accounts receivable not paid within 90 days after invoice or, if Lender in its discretion has determined that a particular dated receivable is eligible for advance, within 30 days after the due date stated.

                (5) Accounts receivable owed to Borrower by any shareholder, subsidiary or affiliate of Borrower or by any person or company obligated to pay any receivable deemed ineligible under clauses (1) through (4), if such ineligible receivable is 10% or more of the total amount due from such person or company.

     Notwithstanding any apportionment, exclusion or segregation of collateral made by Lender for purposes of determining the amount or maximum amount of loans made to Borrower, all rights and interests of Lender hereunder and under the Security Documents, and all other collateral rights, interests and properties available to Lender, shall secure and may be applied to pay any or all indebtedness of Borrower secured thereby, in any manner or order of application and without regard to any such apportionment, exclusion or segregation.

          (d) Borrower will pay interest on all outstanding loans under this Agreement (except for the loans referred to in the Term Loan Supplement to Credit Agreement dated March ___, 1995) at an annual rate (computed on the basis of actual days elapsed in a 360-day year) which shall at all times be equal to the greater of (i) eight percent (8.0%) per annum, or (ii) two and one half percent (2.5%) above the rate of interest publicly announced by National City Bank of Minneapolis from time to time as its base rate (or any similar successor rate), each change in the interest rate to take effect simultaneously with the corresponding change in the designated bank's base rate or any similar successor rate; provided that in no event shall the Borrower pay interest at a rate greater than the highest rate permitted by law. Borrower will pay interest on the loans referred to in the Term Loan Supplement to Credit Agreement dated March __, 1995 at an annual rate (computed on the basis of actual days elapsed in a 360-day year) which shall at all times be equal to the greater of (i) seven and one half percent (7.5%) per annum, or (ii) two percent (2.0%) above the rate of interest publicly announced by National City Bank of Minneapolis from time to time as its base rate (or any similar successor rate), each change in the interest rate to take effect simultaneously with the corresponding change in the designated bank's base rate or any similar successor rate; provided that in no event shall the Borrower pay interest at a rate greater than the highest rate permitted by law. All interest shall accrue on the principal balance outstanding from time to time and shall be payable on the first day of the next month in which accrued and in any event on demand. Borrower agrees that Lender may at any time or from time to time, without further request by Borrower, make a loan to Borrower, or apply the proceeds of any loans, for the purpose of paying all such interest promptly when due. In the computation of interest, Lender may allow three (3) banking days for the collection of uncollected funds.

          (e) In addition to any other amounts payable by Borrower to Lender, Borrower agrees to pay to the Lender on the date of this Agreement and on each anniversary date, so



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
     long as Lender, in its sole discretion, is willing to make loans to Borrower for ordinary working capital purposes subject to the availability of Collateral deemed eligible by Lender an annual fee equal to $5,000, provided, however, payment of such fee does not obligate Lender to make any loans to Borrower, and Lender, in its sole discretion, shall determine if it will make loans and the amounts of any such loans pursuant to the terms of Paragraphs 1(a) through 1(h). In addition to the annual fee and other amounts set forth herein, on each anniversary date of this Agreement, Borrower shall pay to Lender an additional annual fee equal to the difference between (a) one percent (1.0%) of the highest loan balance outstanding owed by Borrower and DocuPro Services, Inc. in the aggregate at any time during the preceding twelve (12) months and (b) $5,000. Such additional annual fee will be due notwithstanding termination of this Agreement on or before such anniversary date; and such additional annual fee will be based on outstanding loan balances during the period beginning with last anniversary date and ending on the date of termination of this Agreement and shall be due and payable on such date of termination. The hereinabove described annual fee and additional annual fee are the joint and several obligations of Borrower and DocuPro Services, Inc. To the extent the annual fee or additional annual fee or a portion thereof is paid by DocuPro Services, Inc., Borrower shall be obligated to pay only the remaining amount of the unpaid annual and additional annual fees.

          (f) Lender may maintain from time to time, at its discretion, liability records as to any and all loans made or repaid and interest accrued or paid under this Agreement. All entries made on any such record shall be presumed correct until Borrower establishes the contrary. On demand by Lender, Borrower will admit and certify in writing the exact principal balance which Borrower then asserts to be outstanding to Lender for loans under this Agreement. Any billing statement or accounting rendered by Lender shall be conclusive and fully binding on Borrower unless specific written notice of exception is given to Lender by Borrower within 30 days after its receipt by Borrower.

          (g) Borrower's obligations with respect to all loans shall be fully binding and enforceable without any note or other evidence of indebtedness. Nevertheless, if Lender so requests, Borrower will duly execute and deliver to Lender a promissory note negotiable in form payable on demand to the order of Lender in a principal amount equal to the principal balance then outstanding to Lender for loans under this Agreement, together with interest as set forth in Paragraph 1(d).

          (h) In requesting any loans under this Agreement, Borrower shall be deemed to represent and warrant to Lender that, as of the date of the proposed loans, (i) all of the representations and warranties made in Paragraphs 3 and 4 will be true and correct except for changes caused by transactions permitted under this Agreement, and (ii) no breach or default under, and no Event of Default defined or described in, this Agreement or any of the Security Documents will exist.

     2. AFFILIATE. For the purposes of this Agreement, "Affiliate" refers to DocuPro Services, Inc., Technical Publishing Solutions of Colorado, Inc. and any other corporation, partnership, individual or other entity which now or hereafter controls, is controlled by, or is under common control with Borrower. Borrower agrees that any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and Lender shall constitute a breach of this Agreement and an Event of Default hereunder and under the Security Documents.

     3.   SECURITY INTEREST

          (a) GRANT OF SECURITY INTEREST. Borrower hereby assigns to Lender and grants Lender a security interest (collectively referred to as the "Security Interests") in the property


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     described below, as security for the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving Lender alone or in a transaction involving other creditors of Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to all indebtedness or Borrower arising under this or any other present or future loan or credit agreement, promissory note, guaranty or other undertaking of Borrower enforceable by Lender; all such debts, liabilities and obligations are herein collectively referred to as the "Obligations").
     The Security Interests shall attach to the following property of Borrower (the "Collateral"), including all proceeds and products thereof:

           INVENTORY: All inventory of every type and description, now owned or hereafter acquired by Borrower, including inventory consisting of whole goods, spare parts or components, supplies or materials and inventory acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, or any other purpose, and wherever located.

           DOCUMENTS OF TITLE; All warehouse receipts, bills of lading and other documents of title of every type and description now owned or hereafter acquired by Borrower.


           RECEIVABLES: Each and every right of Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or any other transaction or event, whether such right to payment is created, generated or earned by Borrower or by some other person whose interest is subsequently transferred to Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens, security interests and guaranties) which Borrower may at any time have by law or agreement against any account debtor or other person obligated to make any such payment or against any property of such account debtor or other person; all contract rights, chattel papers, bonds, notes and other debt instruments, and all loans and obligations receivable, tax refunds and other rights to payment in the nature of general intangibles; all checking accounts, savings accounts and other depository accounts and all savings certificates and certificates of deposit maintained with or issued by Lender or any other bank or other financial institution.

           EQUIPMENT AND FIXTURES: All equipment and fixtures of every type and description now owned or hereafter acquired by Borrower, including (without limitation) all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies and all other goods (except inventory) used or bought for use by Borrower for any business or enterprise; including (without limitation) all goods that are or may be attached or affixed or otherwise become fixtures upon any real property; and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to Lender by Borrower, all accessions thereto, all substitutions and replacements thereof, and all like or similar property now owned or hereafter acquired by Borrower. (No such schedule or list need be furnished in order for the security interest granted herein to be valid as to all of Borrower's equipment.)

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           EQUITY SECURITIES:  All stocks and other instruments, now owned or hereafter acquired by Borrower, evidencing an ownership interest in any partnership, corporation, entity or enterprise.

           GENERAL INTANGIBLES: All general intangibles of every type and description now owned or hereafter acquired by Borrower, including (without limitation) all present and future foreign and domestic patents, patent applications, trademarks, trademark applications, copyrights, trade names, trade secrets, shop drawings, engineering drawings, blueprints, specifications, parts lists, manuals, operating instructions, customer or supplier lists and contracts, licenses, permits, franchises, the right to use Borrower's corporate name, and the goodwill of Borrower's business.

           (b) REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower represents, warrants and covenants as follows:

                 (1) Borrower has (or will have at the time it acquires rights in Collateral hereafter arising) and will maintain so long as the Security Interests may remain outstanding, absolute title to each item of Collateral and all proceeds thereof, free and clear of all interests, liens, attachments, encumbrances and security interests except the Security Interests and as provided herein and except as Lender may otherwise agree in writing. Borrower will defend the Collateral against all claims or demands of all persons (other than Lender) claiming the Collateral or any interest therein. Borrower will not sell or otherwise dispose of the Collateral or any interest therein, except the sale of inventory in the ordinary course of Borrower's business, without Lender's prior written consent. Borrower's interest in the Collateral is freely transferable to any person, without condition, limitation, jurisdiction or restriction of governmental authority, or any other qualification whatsoever.

                (2) Borrower does business solely under its own name and trade names (if any) set forth below. The place(s) of business and chief executive office of Borrower are located at the address(es) set forth below, and all tangible Collateral is located at such address(es). All of Borrower's records relating to its business or the Collateral are kept at its chief executive office. Borrower will not permit any tangible Collateral or any records pertaining to Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security interests. Borrower will not change its name, identity or corporate structure or the location of its place of business, without prior written notice to Lender.

                (3) None of the Collateral is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

                (4) Each account and other right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in Borrower's records pertaining thereto as being obligated to pay such obligation. Borrower will not modify, amend, subordinate, cancel or terminate an obligation of more than $10,000 of any such account debtor or other obligor, without Lender's prior written consent.

                (5) Borrower will keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts.

                (6) Borrower will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interests.

                (7) Borrower will keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interests and as provided herein and except other security interests approved in writing by Lender.

                (8) Borrower will at all reasonable times permit Lender or its representatives to examine or inspect any Collateral, or any evidence of Collateral, wherever located.

                (9) Borrower will promptly notify Lender of any loss of or material damage to any Collateral or of any substantial adverse change, known to Borrower, in any Collateral or the prospect of payment thereof.

                (10) Upon request by Lender, whether such request is made before or after the occurrence of any Event of Default, Borrower will promptly deliver to Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by Borrower.

                (11) Borrower will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as Lender may reasonably request, with any loss payable to Lender to the extent of its interest.

                (12) Borrower will use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                (13) Borrower from time to time will execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings which Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interests or the rights of Lender under this Agreement (but any failure to request or assure that Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interests, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

                (14) The proper places to file financing statements to perfect the Security Interests are the Secretary of State, Minnesota and County Recorder, Hennepin County, Minnesota. When the financing statements heretofore signed by Borrower are filed there, Lender will have valid and perfected security interests in the Collateral, subject to no prior security interest, assignment, lien or encumbrance (except interests, if any, specifically approved by Lender in writing).

     If Borrower at any time fails to perform or observe any of the foregoing agreements, and if such failure shall continue for a period of ten calendar days after Lender gives Borrower

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     written notice thereof (or in the case of the agreements contained in subsections (7) and (11) above, immediately upon the occurrence of such failure, without notice or lapse of time), Lender may, but need not, perform or observe such agreement on behalf and in the name, place and stead of Borrower (or, at Lender's option, in the name of Lender) and may, but need not, take any and all other actions which Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and Borrower shall thereupon pay to Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by Lender, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations. To facilitate the performance or observance by Lender of such agreements of Borrower, Borrower hereby irrevocably appoints Lender, or the delegate of Lender, acting alone, as the attorney in fact of Borrower with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Borrower under this subparagraph (b).

          (c) Proceeds; Collateral Account. Borrower agrees to deliver to Lender, or, at Lender's option, to deposit in one or more special collateral accounts maintained for Lender by any bank reasonably satisfactory to Lender, all proceeds of cash sales of inventory, all collections on accounts, contract rights, chattel paper and other rights to payment constituting Collateral, and all other cash proceeds of Collateral, immediately upon receipt thereof, in the form received, except for Borrower's endorsement when deemed necessary. Amounts deposited in a collateral account shall not bear interest and shall not be subject to withdrawal by Borrower, except after full payment and discharge of all Obligations. All such collections shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. Until delivered to Lender or deposited in a collateral account, all proceeds or collections of Collateral shall be held in trust by Borrower for and as the property of Lender and shall not be commingled with any funds or property of Borrower. Lender may deposit any and all collections received by it from Borrower or out of any collateral account in Lender's general account and may commingle such collections with other property of Lender or any other person. All items shall be delivered to Lender or deposited in any collateral account subject to final payment. If any such item is returned uncollected, Borrower will immediately pay Lender, or, for items deposited in a collateral account, the bank maintaining such account, the amount of that item, or such bank in its discretion may charge any uncollected item to Borrower's commercial account or other account. Borrower shall be liable as an endorser on all items deposited in any collateral account, whether or not in fact endorsed by Borrower. Lender from time to time at its discretion may apply funds on deposit in a collateral account to the payment of any or all Obligations, in any order or manner of application satisfactory to Lender.


          (d) Collection Rights of Lender. In addition to the rights of Lender under subparagraph (c), with respect to any and all rights to payment constituting Collateral Lender may at any time after the occurrence of an Event of Default under Paragraph 7 notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to Lender for security and shall be paid directly to Lender. Borrower will join in giving such notice, if Lender so requests. At any time after Borrower or Lender gives such notice to an account debtor or other obligor, Lender may, but need not, in

     Lender's name or in Borrower's name (i) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (ii) as agent and attorney in fact of Borrower, notify the United States Postal Service to change the address for delivery of Borrower's mail to any address designated by Lender and otherwise intercept, receive, open and dispose of Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for Borrower's account or forwarding such mail to Borrower's last known address.

          (e) Assignment of Insurance. As additional security for the payment and performance of the Obligations, Borrower hereby assigns to Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and Borrower hereby directs the issuer of any such policy to pay all such monies directly to Lender. At any time, whether before or after the occurrence of any Event of Default, Lender may (but need not), in Lender's name or in Borrower's name, execute and deliver proofs of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

          (f) Reproductions. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by Borrower shall be sufficient as a financing statement.

          (g) Verification. At any time or from time to time, under its own name or under a trade name, Lender may (but shall not be obligated to) send to and discuss with Borrower's account debtors requests for verification of amounts owed to Borrower. If Lender so requests at any time, Borrower will send requests for verification to its account debtors or join in any requests for verification sent by Lender.

          (h) Surplus and Deficiency; Care of Collateral. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, Borrower is entitled to any surplus and shall remain liable for any deficiency. Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Lender need not otherwise preserve, protect, insure or care for any Collateral. Lender shall not be obligated to preserve any rights Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

     4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that:

          (a) Borrower is a corporation duly organized and existing in good standing under the laws of the State of Minnesota. It has the corporate power to own its property and to carry on its business as now conducted and is duly qualified to do business in all states in which such qualification is required. During its corporate existence, Borrower has done business solely under the name Technical Publishing Solutions, Inc. Borrower does not own any capital stock of any corporation, except DocuPro Services, Inc.

          (b) Borrower is duly authorized and empowered to execute, deliver and perform this Agreement and the Security Documents and to borrow money from Lender.

          (c) The execution and delivery of this Agreement and the Security Documents, and the performance by Borrower of its obligations thereunder, do not and will not violate or conflict with any provision of law or the Articles of Incorporation or By-Laws of Borrower and do not and will not violate or conflict with, or cause any default or event of default to occur under, any agreement binding upon Borrower.

          (d) The execution and delivery of this Agreement and the Security Documents have been duly approved by all necessary action of the directors and shareholders of Borrower; and this Agreement and the Security Documents have in fact been duly executed and delivered by Borrower and constitute its lawful and binding obligations, legally enforceable against it in accordance with their respective terms (subject to laws generally affecting the enforcement of creditors' rights).

          (e) No litigation, tax claims or governmental proceedings are pending or are threatened against Borrower or any Affiliate and no judgment or order of any court or administrative agency is outstanding against Borrower or any Affiliate.

          (f) The transaction evidenced by this Agreement does not violate any law pertaining to usury or the payment of interest on loans.

          (g) The authorization, execution, delivery and performance of this Agreement and the Security Documents are not and will not be subject to the jurisdiction, approval or consent of, or to any requirement of registration with or notification to, any federal, state or local regulatory body or administrative agency.

          (h) Payment of the Obligations to Lender has been guaranteed by Robert F. Olson and John D. Huddock, pursuant to one or more instruments of guaranty duly executed and delivered and legally enforceable by Lender, without further act and without condition, in accordance with the stated terms (subject to laws generally affecting the enforcement of creditors' rights).

          (i) The conduct of its business by Borrower is not subject to registration with, notification to, or regulation, licensing, franchising, consent or approval by any state or federal governmental authority or administrative agency, except general laws and regulations which are not related or applicable particularly or uniquely to the type of business conducted by Borrower, which do not materially restrict or limit the business of Borrower, and with which Borrower is in full compliance. All registrations and notifications required to be made, and all licenses, franchises, permits, operating certificates, approvals and consents required to be issued, to enter into or conduct such business have been duly and lawfully made or obtained and issued, and all terms and conditions set forth therein or imposed thereby have been duly met and complied with.

          (j) To the best knowledge of Borrower based upon reasonable inquiry, no director, shareholder, officer, employee or agent of, or consultant to, Borrower is prohibited by law, by regulation, by contract, or by the terms of any license, franchise, permit, certificate, approval or consent from participating in the business of Borrower as director, shareholder, officer, employee or agent of, or as consultant to, Borrower, or is the subject of any pending or, to Borrower's best knowledge, threatened proceeding which, if determined adversely, would or could result in such a prohibition.

          (k) All assets of Borrower and any Affiliates are free and clear of liens, security interests and encumbrances, except those permitted under Paragraph 6(b).

          (l) Borrower and all Affiliates have filed all federal and state tax returns which are required to be filed, and all taxes shown as due thereon have been paid. Borrower and all Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by them.

          (m) Borrower has furnished to Lender the financial statements described below for the periods described below:


                           12 months ended 3/31/93
                        -----------------------------

                           12 months ended 3/31/94
                        -----------------------------

                           8 months ended 11/30/94
                        -----------------------------

     These statements were prepared in accordance with generally accepted accounting principles consistently maintained, present fairly the financial condition of Borrower as at the dates thereof, and disclose fully all liabilities of Borrower, whether or not contingent, with respect to any pension plan. Since the date of the most recent financial statement, there has been no material adverse change in the financial condition of Borrower.

          (n) Each qualified retirement plan of Borrower presently conforms to and is administered in a manner consistent with the Employee Retirement Income Security Act of 1974.

          (o) Borrower will not request or maintain any credit for the purpose of purchasing or carrying any security, within the meaning of Regulations
     G or U of the Board of Governors of the Federal Reserve System.

     5.   AFFIRMATIVE COVENANTS.  Borrower covenants and agrees that it will:

          (a) Use the proceeds of any and all loans made by Lender solely for lawful and proper corporate purposes of the Borrower.

          (b) Pay all taxes, assessments and governmental charges prior to the time when any penalties or interest accrue, unless contested in good faith with an adequate reserve for payment; and pay to the proper authorities when due all federal, state and local taxes required to be withheld by it.

          (c) Continue the conduct of its business; maintain its corporate existence; maintain all rights, licenses and franchises; and comply with all applicable laws and regulations.

          (d) Maintain its property in good working order and condition and make all needful and proper repairs, replacements, additions and improvements thereto.

          (e)   Deliver to Lender:

                (1) Within 120 days after the end of each fiscal year, a statement of Borrower's financial condition as at the end of such fiscal year and a statement of earnings and retained earnings of Borrower for such fiscal year, with comparative figures for the preceding fiscal year, prepared, if Lender so requests, on a consolidating and consolidated basis to include any Affiliated Corporation, reviewed without qualification by independent certified public accountants acceptable to Lender.

                (2) Within 25 days after the end of each fiscal month, a statement of Borrower's financial condition and an operating statement and statement of earnings and retained earnings of Borrower for such month, in each case with comparative figures for the same month in the preceding fiscal year, prepared on the same basis as the most recent annual statement provided pursuant to clause (1) above, certified by an officer of Borrower.

                (3) Within 15 days after the end of each month, an aging of Borrower's accounts receivable as at the end of such month.

                (4) Within 15 days after the end of each month, an inventory certification report as at the end of such month.

                (5) Within 15 days after the end of each month, an aging of Borrower's accounts payable as at the end of such month.

                (6) From time to time, any and all receivables, schedules, collection reports, equipment schedules, copies of invoices to account debtors and shipment documents and delivery receipts for goods sold, and other material, reports, records or information required by Lender.

          (f) Permit any officer, employee, attorney or accountant for Lender to audit, review, make extracts from, or copy any and all corporate and financial books, records and properties of Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors' requests for verification of amounts owed to Borrower, and to discuss the affairs of Borrower with any of its directors, officers, employees, agents.

          (g) Maintain property, liability, business interruption, workman's compensation and other forms of insurance in reasonable amounts designated at any time or from time to time by Lender.

          (h) On a consolidated basis with DocuPro Services, Inc., at all times maintain the book net worth of Borrower at amounts in excess of $350,000 and maintain Borrower's tangible net worth (excluding all intangible assets designated by Lender) at amounts in excess of $285,000.

          (i) Notify Lender promptly of (i) any disputes or claims by customers of Borrower; (ii) any goods returned to or recovered by Borrower; (iii) any change in the persons constituting the officers and directors of Borrower; and (iv) the occurrence of any breach, default or event of default by or attributable to Borrower under this Agreement or any of the Security Documents.

          (j) Maintain insurance on the lives of Robert F. Olson and John D. Huddock in the amount of $500,000 each with companies and terms reasonable acceptable to Lender and assign such life insurance policies to Lender on forms of assignment acceptable to Lender.

     6. NEGATIVE COVENANTS. Borrower covenants and agrees that it will not, except with the prior written approval of Lender:

          (a) Become or remain liable in any manner in respect of any indebtedness or contractual liability (including, without limitation, notes, bonds, debentures, loans, guaranties, obligations of partnerships, and pension liabilities, in each case whether or not contingent and whether or not subordinated), except:

                (1)   Indebtedness arising under this Agreement;

                (2) Unsecured indebtedness, other than for money borrowed or for the purchase of a capital asset, incurred in the ordinary course of its business, which becomes due and must be fully satisfied within twelve months after the date on which it is incurred;

                (3) On a consolidated basis with DocuPro Services, Inc., unsecured indebtedness, in an amount not exceeding $55,000 at any one time outstanding, which is fully subordinated in right of payment to all indebtedness owed to Lender pursuant to a subordination agreement accepted or approved in writing by the Lender.


                (4) Indebtedness arising out of the lease or purchase of goods constituting equipment and either unsecured or secured only by a purchase money security interest securing purchase money indebtedness, but in any event only if such equipment is acquired in compliance with Paragraph 6(c).

                (5) Presently outstanding unsecured borrowings, if any, disclosed in the financial statements referred to in Paragraph 4(m), but not including any extensions or renewals thereof.

           (b) Create, incur or cause to exist any mortgage, security interest, encumbrance, lien or other charge of any kind upon any of its property or assets, whether now owned or hereafter acquired, except:

                (1) The interests created by this Agreement and the Security Documents;

                (2) Liens for taxes or assessments not yet due or contested in good faith by appropriate proceedings;

                (3) A purchase money security interest or lessor's interest securing indebtedness permitted to be outstanding or incurred under Paragraph 6(a)(4);

                (4)   Security interests approved by Lender in writing; and

                (5) Other liens, charges and encumbrances incidental to the conduct of its business or the ownership of its property which were not incurred in connection with the borrowing of money or the purchase of property on credit and which do not in the aggregate materially detract from the value of its property or materially impair the use thereof in its business.

          (c) On a consolidated basis with DocuPro Services, Inc., expend or contract to expend, in any one calendar year, more than $250,000 in the aggregate or more than $250,000 in any one transaction for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset, whether payable currently or in the future.

          (d) Sell, lease, or otherwise dispose of all or any substantial part of its property, except as expressly permitted hereunder or under the Security Documents.

          (e) Consolidate or merge with any other corporation; or acquire any business; or acquire stock of any corporation; or enter into any partnership or joint venture.

          (f) Substantially alter the nature of the business in which it is engaged.

          (g) Declare or pay any dividends (except dividends payable solely in its capital stock), or purchase or redeem any of its capital stock, or otherwise distribute any property on account of its capital stock; or enter into any agreement therefor; provided, however, Borrower may declare and pay dividends in an amount equal to income tax assessed against the shareholders of Borrower as a result of the income of Borrower being directly charged to such shareholders upon Lender's receipt of evidence of such assessment satisfactory to Lender.

          (h) Purchase stock or securities of, extend credit to or make investments in, become liable as surety for, or guarantee or endorse any obligation of, any person, firm or corporation, except investments in direct obligations of the United States and commercial bank deposits and extensions of credit reflected by trade accounts receivable arising for goods sold by Borrower in the ordinary course of its business.

          (i) After notice from Lender, grant any discount, credit or allowance to any customer of Borrower or accept any return of goods sold.

          (j) In any manner transfer any property without prior or present receipt of full and adequate consideration.

          (k) On a consolidated basis with DocuPro Services, Inc., permit more than $10,000 in the aggregate to be owing to Borrower by the officers, directors or shareholders of Borrower or any Affiliated Corporation, or members of their families, on account of any loan, travel advance, credit sale or other transaction or event.

          (l) On a consolidated basis with DocuPro Services, Inc., pay excessive or unreasonable salaries, bonuses, commissions, consultant fees, or other compensation; or increase the salary, bonus, commissions, consultant fees or other compensation of any director, officer, or consultant, or any member of their families, by more than 10% in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment.

          (m) Permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon Borrower.

          (n) Permit more than $400,000 in the aggregate to be owing to Borrower by, or invested by Borrower in, DocuPro Services, Inc.

     7. EVENT OF DEFAULT. Any breach of any representation, warranty or agreement of Borrower set forth herein or in the Security Documents or in any other instrument or agreement securing any of the Obligations shall constitute an Event of Default hereunder and under the Security Documents.

     8. REMEDIES UPON DEFAULT. Upon the occurrence of any Event of Default, and at any time thereafter unless and until such Event of Default is waived in writing by Lender, Lender may exercise one or several or all of the following rights and remedies:

          (a) Lender may terminate this Agreement with immediate effectiveness and without notice or lapse of time. Notwithstanding such termination, all claims, rights and security interests of Lender and all debts, liabilities, obligations and duties of Borrower shall remain in full force and effect.

          (b) Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process (without a prior hearing or notice thereof, which Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith Borrower will on demand assemble the Collateral and make it available to Lender at a place to be designated by Lender which is reasonably convenient to all parties. If notice to Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Paragraph 13(a) at least ten calendar days prior to the date of intended disposition or other action. For the purpose of enabling Lender to exercise such rights and remedies:

                (1) Borrower hereby grants Lender (in addition to Lender's security interest in general intangibles) a non-exclusive license to use, sell or otherwise exploit in any manner any and all trade names, trademarks, patents, copyrights, licenses and other intangible properties necessary, appropriate or useful in the enforcement of the Security Interests; and

                (2) Borrower hereby grants Lender the right to possess and hold all premises owned, leased or held by Borrower upon which any Collateral is or may be located (the "Premises"), subject to the following terms and conditions:

                       A. Lender may take possession of the Premises only upon the occurrence of an Event of Default.

                       B. Lender may use the Premises only to hold, process, manufacture and sell or otherwise dispose of goods which are inventory, or to provide services under contracts for receivables, or to use, operate, store, liquidate or realize upon goods which are equipment or any other Collateral granted under this Agreement and for other purposes which Lender may in good faith deem to be related or incidental purposes.

                      C. The right of Lender to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations; (ii) final sale or disposition of all goods constituting Collateral (including both inventory and equipment) and delivery of all such goods to purchasers.

                      D. Lender shall not be obligated to pay or account for any rent or other compensation for this grant or for the possession, occupancy or use of any of the Premises.

                      E. Borrower acknowledges and agrees that the breach of this grant is not fully compensable by money damages, and that, accordingly, this grant may be enforced by an action for specific performance.

          (c) Lender may exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against Borrower, or against any other person or property.

     9. Acceleration Upon Bankruptcy. All of the Obligations shall be immediately and automatically due and payable, without further act or condition, if any case under the United States Bankruptcy Code is commenced voluntarily by Borrower or involuntarily against Borrower.

     10. Setoff. Borrower agrees that Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, set off any deposit or other liability owed to Borrower by Lender, whether or not due, against any indebtedness owed to Lender by Borrower (for loans under this Agreement or for any other transaction or event), whether or not due. In addition, each person holding a participating interest in any loans made to Borrower by Lender shall have the right to appropriate or set off any deposit or other liability then owed by such person to Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such person had lent directly to Borrower the amount of such participating interest.

     11. Termination by Borrower. So long as Lender, in its sole discretion, is willing to make loans to Borrower for ordinary working capital purposes subject to the availability of Collateral deemed eligible by Lender, Borrower may terminate this Agreement and (subject to payment and performance of all outstanding secured obligations) may obtain any release or termination of the Security Documents to which Borrower is otherwise entitled by law, provided that (i) Lender receives at least 60 days' prior written notice of Borrower's intent to terminate this Agreement and (ii) Borrower shall have paid to Lender prior to such termination a termination fee in the amount of (A) $10,000 if this Agreement is terminated before the second anniversary date of the Agreement, or (B) $5,000 if this Agreement is terminated on or after the second anniversary date of this Agreement but before the third anniversary date of this Agreement. The hereinabove described fee is the joint and several obligation of Borrower and DocuPro Services, Inc. To the extent the termination fee or a portion thereof is paid by DocuPro Services, Inc., Borrower shall be obligated to pay only the remaining amount of the unpaid termination fee. Upon any such termination, all obligations of Borrower under this Agreement and the Security Documents shall remain in full force and effect until all indebtedness arising under this Agreement and all other debts, liabilities and obligations of Borrower secured hereby, or by the Security Documents or any other collateral security have been fully paid and satisfied.

     12. Reservation of Right to Make Demand and to Refuse to Lend. Notwithstanding any other provisions contained herein, Borrower acknowledges that Lender reserves the right to demand immediate payment of any or all loans and the interest thereon and of all other obligations of Borrower payable on demand, and the right to refuse to make any loans hereunder, whether or not (a) an Event of Default has occurred hereunder, (b) Borrower has failed to comply with the terms of this Agreement or the Security Documents, (c) Borrower's financial or other condition has changed, (d) Lender has at that time or in connection with any previous demand or refusal to lend given notice of its intention to make demand or to refuse to lend or (e) such demand or refusal to lend shall not cause any loss or damage to the Borrower.

     13.  Miscellaneous.  Borrower agrees that:

          (a) This Agreement can be waived, amended, terminated or discharged, and the Security Interests can be released, only explicitly in a writing signed by Lender. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to Lender. All rights and remedies of Lender shall be cumulative and may be exercised singularly in any order or sequence, or concurrently, at Lender's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise of enforcement of any other. All notices to be given to Borrower shall be deemed sufficiently given if actually received by any officer of Borrower or if delivered or mailed by registered, certified or ordinary mail, postage prepaid, to Borrower at its address set forth below or at its most recent address shown on Lender's records.

          (b) Borrower will furnish to Lender, prior to the first advance hereunder, (i) a certified copy of resolutions of the directors and, if required, the shareholders of Borrower, authorizing the execution, delivery and performance of this Agreement and the Security Documents;
     (ii) a certificate of an officer of Borrower confirming, in his personal capacity, the representations and warranties set forth in Paragraphs 3 and 4; (iii) a written opinion of Borrower's independent legal counsel, addressed to Lender, confirming to the satisfaction of Lender the representations and warranties set forth in clause (b)(14) of Paragraph 3 and clauses (a) through (h) of Paragraph 4; and (iv) currently certified copies of the Articles of Incorporation and Bylaws of Borrower and a Certificate of Good Standing issued as to Borrower by the Secretary of State of the state of its incorporation; and (v) all certificates of insurance and insurance endorsements required hereunder and under the Security Documents; and (vi) all collateral schedules, security interest subordination agreements, searches, abstracts, releases and termination statements which Lender may request adequately to assure and confirm the creation, perfection and priority of the security interests created hereunder or under the Security Documents.

          (c) On demand, Borrower will pay or reimburse Lender for all expenses, including all reasonable fees and disbursements of legal counsel, incurred by Lender in connection with the preparation, negotiation, execution, performance or enforcement of this Agreement or the Security Documents, or any document contemplated thereby, or the perfection, protection, enforcement or foreclosure of the security interests created hereby or by the Security Documents, or in connection with the protection or enforcement of the interests and collateral security of Lender in any litigation or bankruptcy or insolvency proceeding or the prosecution or defense or any action or proceeding relating in any way to the transactions contemplated by this Agreement.

          (d) Lender and its participants, if any, are not partners or joint venturers, and Lender shall have no liability or responsibility for any obligation, act or omission of its participants under or as to this Agreement.

          (e) This Agreement shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Lender and its participants, successors and assigns. This Agreement shall be effective when executed by Borrower and delivered to Lender, whether or not this Agreement is executed by Lender. All rights and powers specifically conferred upon Lender may be transferred or delegated by Lender to any of its participants, successors or assigns. Except to the extent otherwise required by law, this Agreement and the transactions evidenced hereby shall be governed by the substantive laws of the State in which this

     Agreement is accepted by Lender. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement or in any other agreement between Borrower and Lender shall survive the execution, delivery and performance of this Agreement and the creation and payment of any indebtedness to Lender. Borrower waives notice of the acceptance of this Agreement by Lender.

     14. Nothing herein contained nor any transaction related hereto shall be construed or shall operate so as to require the Borrower or any person liable for repayment of loans made hereunder to pay interest in an amount or at a rate greater than the maximum allowed, from time to time, by applicable laws, if any. Should any interest or other charges, including any property, tangible or intangible, or other items of value received by the Lender, imposed against or paid by the Borrower or any party liable for the payment of such loans, result in a computation of earning of interest in excess of the maximum legal rate of interest permitted under applicable law in effect while such interest is being earned, then any and all of that excess shall be an is waived by the Lender, and all of that excess shall be automatically credited against and in reduction of the principal balance of such loans, without premium, with the same force and effect as though the Borrower had specifically designated such extra sums to be so applied to principal and the Lender to accept such extra payment(s) as a premium-free prepayment, and any portion of the excess that exceeds the principal balance of loans made hereunder shall be paid by the Lender to the Borrower or to any party liable for the payment of such loans, applicable, it being the intent of the parties hereto that under no circumstances shall the Borrower or any party liable for the payment of the indebtedness evidenced hereby be required to pay interest in excess of the maximum rate allowed by any applicable laws. The provisions of this Agreement are hereby modified to the extent necessary to conform with the limitations and provisions of this paragraph, and this paragraph shall govern over all other provisions in any document or agreement now or hereafter existing. This paragraph shall never be superseded or waived unless there is a written document executed by the Lender and the Borrower, expressly declaring the usury limitation of this Agreement to be null and void, and no other method or language shall be effective to supersede or waive this paragraph.

     15. Environmental Laws. Borrower is and will continue to be throughout the term of this Agreement in full and complete compliance with all federal, state and local laws, rules and regulations governing hazardous and toxic substances, waste or materials, any pollutants or contaminants or any other similar substances, or pertaining to environmental regulations, contamination or cleanup, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act, as amended, the Minnesota Petroleum Tank Release Cleanup Act, as amended, or any other state lien or state super lien or environmental cleanup statute (all such laws, rules and regulations being referred to collectively as "Environmental Laws").

     Borrower indemnifies, defends and holds Lender and its officers, directors, employees and agents, harmless from and against any liability, laws, claims, damages or expense (including attorneys' fees and disbursements) arising out of or based upon any violation or claim of violation of Environmental Laws by any Borrower or with respect to any assets owned or used by any Borrower or any properties leased or occupied by any properties of any Borrower by Lender. This indemnity shall be continuing and remain in full force and effect and shall survive this Agreement and the Security Documents or any exercise of any remedy by Lender even if all indebtedness and other obligations to Lender have been satisfied in full."

     16. WAIVER OF JURY TRIAL. BORROWER AND LENDER EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT, THE SECURITY DOCUMENTS OR ANY OTHER AGREEMENTS OR TRANSACTIONS BETWEEN THE BORROWER AND LENDER.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the proper officers thereunto duly authorized on the day and year first above written.

                                            Technical Publishing Solutions, Inc.


                                            By /s/ Robert F. Olson
                                               ------------------------------
                                                  Chief Executive Officer

                                            By /s/ John D. Huddock
                                               ------------------------------
                                                      Secretary



TRADE NAMES OF BORROWER:                          ADDRESS OF CHIEF EXECUTIVE OFFICES:

DocuPro Services, Inc.                            5500 Lincoln Drive, Suite 110
Technical Publishing Solutions of Colorado, Inc.  Minneapolis, Minnesota  55436

COLLATERAL LOCATIONS:                             OTHER LOCATIONS:

5500 Lincoln Drive, Suite 110                     Classified Building
Minneapolis, Minnesota  55436                     W226/N555
                                                  Eastmound Road
                                                  Pewaukee, Wisconsin  53072

                                                  6000 East Evans Avenue, Suite 3-012
                                                  Denver, Colorado  80222

                                                  7177 Hickman Road, Suite 10
                                                  Des Moines, Iowa  50322

Accepted at Minneapolis, Minnesota
on March 14, 1995

DIVERSIFIED BUSINESS CREDIT, INC.


By /s/ Illegible Signature
   -----------------------
       Vice President

                        SUPPLEMENT TO CREDIT AGREEMENT

                             (MULTIPLE BORROWERS)



        This Supplement is made this 14 day of March, 1995, by Technical Publishing Solutions, Inc., a Minnesota corporation and by DocuPro Services, Inc., a Minnesota corporation, (each herein called a "Borrower" and together referred to as the "Borrowers"), for the benefit of Diversified Business Credit, Inc., a Minnesota corporation herein, with its participants, successors and assigns, called "Lender").

                                    RECITALS

        Each Borrower has requested that Lender make loans to it from time to time at the sole discretion of Lender, pursuant to a credit and security agreement dated March 14, 1995 between such Borrower and Lender (each herein called a "Credit Agreement" and together referred to as the "Credit Agreements") and has granted Lender collateral security in various properties of such Borrower pursuant to the Credit Agreement and the following security documents executed by such Borrower (the "Security Documents"):

        1. Credit and Security Agreements to be dated March 14, 1995, entered into by these corporations for the benefit of the Lender.

        2.      UCC Financing Statements

        3. Various ancillary and supplemental agreements and documents executed and delivered in connection with the Credit and Security Agreements.

By this Supplement to the Credit Agreements, each Borrower acknowledges its joint and several liability for, and guarantees payment of, all indebtedness of any or all of the Borrowers to Lender.

        ACCORDINGLY, to induce Lender from time to time to make one or more loans or extend other financial accommodations at the discretion of Lender to any of the Borrowers, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Borrowers hereby acknowledges its joint and several liability for, and each of the Borrowers hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due (whether on demand or at a stated maturity or earlier by reason of acceleration or otherwise) of, all indebtedness owed to Lender by a Borrower or by several or all of the Borrowers under the Credit Agreements or by reason of transactions contemplated thereby and all other present and future debts, liabilities and obligations owed to Lender by a Borrower or by several or all of the Borrowers; and the Borrowers acknowledge and agree with Lender that:

        1. The debts, liabilities and obligations guaranteed hereby (collectively referred to herein as the "Indebtedness") shall include, but shall not be limited to, debts, liabilities and obligations arising out of loans, credit transactions, financial accommodations, discounts, purchases of property or other transactions with or for account of one or more of the Borrowers or out of any other transaction or event, owed to Lender or owed to others by reason of participations granted to or interests acquired or created for or sold to them by Lender, in each case whether now existing or hereafter arising, whether arising directly in a transaction or event involving Lender or acquired by Lender from another by purchase or assignment or as collateral security, whether owed by such Borrower or Borrower as drawer, maker, endorser, accommodation party, guarantor, principal, surety or as a member of any partnership, syndicate, association party, guarantor, principal, surety or as a member of any partnership, syndicate, association or group or in any other capacity, whether absolute or contingent, direct or indirect, primary or secondary, sole, joint, several or joint and several, secured or unsecured, due or not due, contractual, tortious, or statutory, liquidated or unliguidated, arising by agreement or imposed by law or otherwise.

        2. Each Borrower represents and warrants to Lender that (i) such Borrower is a corporation duly organized and existing in good standing under the laws of the respective state set forth above, and has full power and authority to execute, deliver and perform this Supplement; (ii) the execution, delivery and performance of this Supplement have been duly authorized by all necessary action of its directors and shareholders and do not and will not violate the provisions of, or constitute a default under, any law or its articles of incorporation or by-laws or any agreement binding on it; (iii) this Supplement has been duly executed and delivered by the authorized officers of such Borrower and constitutes its lawful, valid and binding obligation, legally enforceable against it in accordance with its terms (subject to laws generally affecting the enforcement of creditors' rights): and (iv) the authorization, execution, delivery and performance of this Supplement do not require notification to, registration with, or consent or approval by any federal, state or local regulatory body or administrative agency.

        3. No act or thing need occur to establish the liability of any Borrower hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate any Borrower or modify, reduce, limit or release the liability of any Borrower hereunder. This is an absolute, unconditional and continuing acknowledgment of liability for, and guaranty of payment of, the Indebtedness and shall continue to be in force and be binding upon each Borrower, whether or not all Indebtedness is paid in full, until this Supplement is revoked prospectively as to future transactions, by written notice actually received by Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by Lender or as to any renewals, extensions and refinancings thereof, and such revocation shall be effective only as to the Borrower so revoking.
The dissolution, adjudication of bankruptcy or disability or incapacity of a Borrower shall not revoke this Supplement, except upon actual receipt of written notice thereof by Lender and then only as to such Borrower and only prospectively, as to future transactions, as herein set forth.

        4. Each Borrower represents and warrants to Lender that such Borrower has a direct and substantial economic interest in each other Borrower and has received and expects to continue receiving substantial benefits therefrom and from any loans, credit transactions, financial accommodations, discounts, purchases of property and other transactions and events resulting in the creation of Indebtedness, and that this Supplement is made and delivered for a corporate purpose. Each Borrower agrees promptly to notify Lender and revoke this Supplement prospectively (as to future indebtedness not outstanding or committed for) in accordance with paragraph 3, if at any time, in the opinion of the directors or officers of such Borrower, the corporate benefits then being received by such Borrower in connection with this Supplement are not sufficient to warrant the continuance of this Supplement as to future Indebtedness of Borrowers. Accordingly, so long as this Supplement is not revoked prospectively in accordance with paragraph 3, Lender may rely conclusively on a continuing warranty, hereby made, that each Borrower continues to be benefited by this Supplement and Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this Supplement shall be effective and enforceable by Lender without regard to the receipt, nature or value of any such benefits.

     5. If any Borrower shall be dissolved, shall be or become insolvent, or shall initiate or have initiated against such Borrower any act, process or proceeding under the United States Bankruptcy Code or any other bankruptcy, insolvency or reorganization law or otherwise for the modification or adjustment of the rights of creditors, then such Borrower will forthwith pay to Lender the full amount of all Indebtedness then outstanding, whether or not any Indebtedness is then due and payable.

     6. Notwithstanding the aggregate amount of Indebtedness which may from time to time be outstanding, the Borrowers shall be liable for all Indebtedness, without limitation as to amount, plus accrued interest thereon and all attorney's fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount in accordance with the terms of the Credit Agreements or otherwise, whether or not in excess of such principal amount, and the Borrower incurring such Indebtedness shall be liable therefor without any limitation as to amount, as fully as if this Supplement had not been executed. If Indebtedness is created in an amount in excess of any principal amount set forth in this paragraph, the liability of the Borrowers hereunder shall not be affected or impaired, and Lender may pay (or allow for the payment of) the excess out of any sums received by or available to Lender on account of the Indebtedness from the Borrower incurring such excess Indebtedness or any other person, from their properties, out of any collateral security or from any other source, and such payment (or allowance) shall not reduce, affect or impair the liability of any other Borrower hereunder. If the liability of the Borrower's is limited to a stated amount pursuant to this paragraph, any payment made by a Borrower under this Supplement applied to Indebtedness not incurred by that Borrower shall be effective to rescue or discharge such liability only if accompanied by a written transmittal document, received by Lender, advising Lender that such payment is made under this Supplement for such purpose. In no event shall Lender be obligated to return, account for or incur any liability as a result of any monies collected or other assets of Borrower received by Lender under this Supplement.

     7. No Borrower will exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to it as to any Indebtedness, or against any person liable therefor, or as to any collateral security therefor, unless and until all Indebtedness shall have been fully paid and discharged.

     8. The Borrowers will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the collection of any Indebtedness or the enforcement of this Supplement.


     9. Lender shall not be obligated by reason of its acceptance of this Supplement to engage in any transactions with or for any Borrower. Whether or not any existing relationship between or among the Borrowers has been changed or ended and whether or not this Supplement has been revoked in accordance with paragraph 3, Lender may enter into transactions resulting in the creation or continuance of Indebtedness and may otherwise agree, consent to, or suffer the creation or continuance of any Indebtedness, without any consent or approval by any Borrower and without any prior or subsequent notice to any Borrower. The liability of the Borrowers shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Supplement, without consent or approval by or notice to any Borrower): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver or indulgence granted to a Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue a Borrower or any guarantor or other person liable in respect of any Indebtedness; (v) any release, surrender, cancellation or other discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal or substitution therefor; (vi) any failure to obtain collateral security
(including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (vii) any collection, sale, lease or other disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (viii) any assignment, pledge or other transfer of any Indebtedness or any evidence thereof; (ix) any manner, order or method of application of any payments or credits upon Indebtedness. Each Borrower waives any and all defenses and discharges available to a surety, guarantor, or accommodation co-obligor, dependent on its character as such.

10. Each Borrower waives any and all defenses, claims, setoffs, and discharges available against Lender to any other Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, no Borrower will assert against Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statue of frauds, antideficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to any other Borrower or any other person liable in respect of any Indebtedness, or any setoff available against Lender to any other Borrower or any such other person, whether or not on account of a related transaction, and each Borrower expressly agrees that it shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness whether or not the liability of any other Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of a Borrower shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting, any other Borrower or any of its assets. No Borrower will assert against Lender any claim, defense or setoff available to such Borrower against any other Borrower.

        11. Each Borrower waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the Indebtedness to a particular Borrower or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Supplement.

        12. If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of a Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this Supplement be deemed to have continued in existence, notwithstanding such application and this Supplement shall be enforceable as to such Indebtedness as fully as if such application had never been made.

        13. The liability of the Borrowers under this Supplement is in addition to and shall be cumulative with all other liabilities of each Borrower to Lender under the Credit Agreement signed by such borrower or in respect of any indebtedness or obligation of any other Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

        14. All obligations of a Borrower under this Supplement are and shall be secured pursuant to the Security Documents and, except as otherwise agreed in writing by Lender, by any and all other liens and security interests heretofore or hereafter granted or available to Lender with respect to any property of any or all of the Borrowers.

        15. This Supplement shall be enforceable against each Borrower, and all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each and every particular and shall be fully binding upon and enforceable against each and all of the Borrowers. This Supplement shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the Borrowers and the successors and assigns of the Borrowers and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Supplement shall not affect other lawful provisions and applications hereof, and to this end the
provisions of this Supplement are declared to be severable.   This Supplement
may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by Borrowers and Lender. This Supplement shall be governed by the substantive laws of the State of Minnesota. The Borrowers waive notice of the acceptance of this Supplement by Lender.

        IN WITNESS WHEREOF, this Supplement has been duly executed and delivered by the proper officers thereunto duly authorized on the day and year first above written.

                                        Technical Publishing Solutions, Inc.


                                        By /s/ Robert F. Olson
                                          ----------------------------------
                                             Chief Executive Officer

                                        By /s/ John D. Huddock
                                          ----------------------------------
                                             Secretary


                                        DocuPro Services, Inc.



                                        By /s/ Robert F. Olson
                                          ----------------------------------
                                             Chief Executive Officer

                                        By /s/ John D. Huddock
                                          ----------------------------------
                                             Secretary

Accepted at Minneapolis, Minnesota
on March 14, 1995.

Diversified Business Credit, Inc.

By /s/ Illegible Signature
  ---------------------------------
      Vice President

                  AMENDMENT TO CREDIT AND SECURITY AGREEMENT


        THIS AMENDMENT made and entered into as of this 17 day of September, 1995, by Technical Publishing Solutions, Inc., a Minnesota corporation (herein called "Borrower") for the benefit of Diversified Business Credit, Inc., a Minnesota corporation (herein called "Lender").



                             W I T N E S S E T H


        WHEREAS, Borrower and Lender executed a Credit and Security Agreement dated as of March 14, 1995 (the "Credit Agreement");

        WHEREAS, Borrower and Lender desire to alter, amend and modify the Credit Agreement as hereinafter set forth.

        NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

        1. Paragraph 5(h) of the Credit Agreement is hereby deleted therefrom in its entirety and the following is hereby inserted in lieu thereof:

        5(h)     On a consolidated basis with DocuPro Services, Inc., at all times maintain the book net worth of Borrower at amounts in excess $150,000 for the year ending 3/31/96 and $250,000 for the year ending 3/31/97.

        2. Paragraph 5(j) of the Credit Agreement is hereby deleted therefrom in its entirety and the following is hereby inserted in lieu thereof:

        5(j)     Maintain insurance on the life of Robert F. Olson in the amount of $1,000,000 with companies and terms reasonably acceptable to Lender and assign such life insurance policies to Lender on forms of assignment acceptable to Lender.

        3. Paragraph 6(a)(3) of the Credit Agreement is hereby deleted therefrom in its entirety and the following is hereby inserted in lieu thereof:

        9(a)(3) On a consolidated basis with DocuPro Services, Inc., unsecured indebtedness, in an amount not exceeding $27,500.00 at any one time outstanding, which is full subordinated in right of payment to all indebtedness owed to Lender pursuant to a subordination agreement accepted or approved in writing by Lender.

        4. Except as herein specifically set forth, the terms and provisions of the Credit Agreement shall remain in full force and effect without modification, amendment or alteration.

        IN WITNESS WHEREOF, this Amendment to the Credit Agreement has been duly executed and delivered by the proper officers thereunto duly authorized on the day and year first above written.


                                       Technical Publishing Solutions, Inc.


                                       By /s/ Robert F. Olson
                                         ------------------------------
                                         Its President
                                             -------------------------

                                       ADDRESS:

                                       5500 Lincoln Drive, Suite 110
                                       Minneapolis, Minnesota 55436

Accepted at Minneapolis, MN
on September 18, 1995

DIVERSIFIED BUSINESS CREDIT, INC.


By /s/ Illegible Signature
  --------------------------
  Its Vice President







                                     -2-